Exhibit 10.19

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 16, 2013, by and among AGS LLC, a Delaware limited liability company (“Borrower”), AGS Capital, LLC, a Delaware limited liability company (“Holdings”), AGS Partners, LLC, a Delaware limited liability company (“AGS Partners”), the Subsidiary Guarantors listed on the signature pages hereof, the Lenders signatory hereto and UBS AG, STAMFORD BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”) for the Lenders.

RECITALS

WHEREAS, Borrower, Holdings, AGS Partners, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain $130,000,000 Credit Agreement dated as of August 15, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) (except as otherwise noted herein, capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement after giving effect to this Amendment); and

WHEREAS, Borrower has notified the Administrative Agent that it desires to amend the Credit Agreement to, among other things, modify certain of the financial covenant levels set forth in Section 6.10 of the Credit Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT; WAIVERS.

A. Amendment to Section 2.10 (Optional and Mandatory Prepayments of Term Loans). Section 2.10(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(j) Term Loan Prepayment Premium. Upon repayment of the Term Loans at any time on or after the Closing Date for any reason (including any such repayment on the Term Loan Maturity Date or upon acceleration but excluding any such repayment pursuant to (i) Section 2.09 (other than any such payment required to be made on the Term Loan Maturity Date), (ii) Section 2.10(c) (solely with respect to the first $2,500,000 of Net Cash Proceeds that are applied to prepay the Term Loans pursuant to Section 2.10(c) in any fiscal year), (iii) Section 2.10 (f) (solely with respect to the first $2,500,000 of Net Cash Proceeds that are applied to prepay the Term Loans pursuant to Section 2.10(f) in any fiscal year) or (iv) Section 2.10(g)) or in the case of a mandatory assignment of Term Loans pursuant to Section 2.16(b) on or after the Closing Date, Borrower shall pay to the Lenders (or the replaced Lender or Lenders in connection with a mandatory assignment of Term Loans pursuant to Section 2.16(b)) a prepayment premium on the principal amount so prepaid (or mandatorily assigned) as follows:

Relevant Period in which prepayment or mandatory assignment, as the case may be, occurs	Prepayment Premium (expressed as a percentage of principal amount repaid or mandatorily assigned, as the case may be)
After the Closing Date and on or prior to the first anniversary of the Closing Date	7.75%
After the first anniversary of the Closing Date and on or prior to the second anniversary of the Closing Date	4.75%
After the second anniversary of the Closing Date and on or prior to the third anniversary of the Closing Date	3.25%
After the third anniversary of the Closing Date	1.75%”

B. Amendments to Section 6.10 (Financial Covenants).

(i) Section 6.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Maximum Total Leverage Ratio. Permit the Total Leverage Ratio, as of the last day of any Test Period to exceed the ratio set forth opposite such Test Period in the table below:

Test Period	Leverage Ratio
September 30, 2012	4.00 to 1.00

December 31, 2012	3.85 to 1.00

March 31, 2013	4.20 to 1.00

June 30, 2013	4.20 to 1.00

September 30, 2013	4.15 to 1.00

December 31, 2013	3.95 to 1.00

March 31, 2014	3.70 to 1.00

June 30, 2014	3.50 to 1.00

September 30, 2014	3.40 to 1.00

December 31, 2014	3.30 to 1.00

March 31, 2015	3.10 to 1.00

June 30, 2015	2.95 to 1.00

September 30, 2015	2.80 to 1.00

December 31, 2015	2.65 to 1.00

March 31, 2016	2.55 to 1.00

June 30, 2016 and thereafter	2.45 to 1.00”

(ii) Section 6.10(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Minimum Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, as of the last day of any Test Period to be less than the ratio set forth opposite such Test Period in the table below:

Test Period	Interest Coverage Ratio
September 30, 2012	2.25 to 1.00

December 31, 2012	2.25 to 1.00

March 31, 2013	2.00 to 1.00

June 30, 2013	2.00 to 1.00

September 30, 2013	2.10 to 1.00

December 31, 2013	2.10 to 1.00

March 31, 2014	2.25 to 1.00

June 30, 2014	2.40 to 1.00

September 30, 2014	2.45 to 1.00

December 31, 2014	2.45 to 1.00

March 31, 2015	2.60 to 1.00

June 30, 2015	2.70 to 1.00

September 30, 2015	2.80 to 1.00

December 31, 2015	2.90 to 1.00

March 31, 2016 and thereafter	3.00 to 1.00”

SECTION 2. AMENDMENT FEES.

Each Term Loan Lender that shall execute a counterpart hereof and return such counterpart to the Administrative Agent prior to 5:00 p.m., New York City time, on April 16, 2013, shall be entitled to an amendment fee (collectively, the “Amendment Fees”) payable upon the First Amendment Effective Date as provided in Section 3 below equal to 0.25% of the outstanding Term Loans of such Term Loan Lender, as calculated on the First Amendment Effective Date. The Amendment Fees payable under this Section 2 to a Term Loan Lender shall be paid to the Administrative Agent for the account of such Term Loan Lender, shall be paid in immediately available funds and, once paid, shall not be refundable under any circumstances. For the avoidance of doubt, the parties hereto agree that no Amendment Fees shall be payable unless the First Amendment Effective Date shall occur.

SECTION 3. CONDITIONS TO EFFECTIVENESS.

The effectiveness of each provision of this Amendment is subject to the satisfaction of each of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

(i) Amendment. This Amendment, duly executed and delivered by Borrower, Holdings, AGS Partners, the Subsidiary Guarantors, the Required Lenders, the Administrative Agent and the Collateral Agent;

(ii) Fees. (x) The Amendment Fees and all fees and out-of-pocket expenses (documented and required to be reimbursed or paid by Borrower), in each case, due and payable on or prior to the First Amendment Effective Date and (y) any other fees, expenses and other amounts payable on the First Amendment Effective Date referred to in Section 8 hereof documented and required to be reimbursed or paid by Borrower hereunder or under any other Loan Document; and

(iii) Additional Information. Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.

B. All corporate proceedings taken in connection with the execution and delivery of this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant thereto, and all legal matters incident thereto, shall be reasonably satisfactory to the Administrative Agent.

C. Borrower and each other Loan Party shall be in compliance in all material respects with all the terms and provisions of each Loan Document on its part to be observed or performed, and, immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

D. The representations and warranties contained herein and in the Loan Documents (after giving effect to this Amendment) shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date).

SECTION 4. Representations and Warranties; Reaffirmation of Grant. Each Loan Party hereby represents and warrants to the Agents and the Lenders that, as of the date hereof after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate, partnership or limited liability company action on the part of such Loan Party and will not violate the Organizational Documents of such Loan Party, (b) all representations and warranties of the Loan Parties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date), (c) no Default or Event of Default has occurred and is continuing, (d) the Credit Agreement (as amended by this Amendment, the “Amended Agreement”), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations of the Loan Parties in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law) and (e) each of the Security Documents to which such Loan Party is a party and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations. Each Loan Party that is a party to the Security Agreement or any of the Security Documents hereby reaffirms its grant of a security interest in the Collateral to the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due of the Secured Obligations.

SECTION 5. No Conflict. Each Loan Party which is a party hereto represents and warrants to each Lender that the execution and delivery of this Amendment by each Loan Party that is a party hereto and the performance by each Loan Party that is a party hereto of the Amended Agreement do not and will not (i) violate (A) any provision of any law or any governmental rule or regulation applicable to any Loan Party that is a party hereto, (B) the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of any Loan Party that is party hereto, or (C) any order, judgment or decree of any court or other agency or government binding on any Loan Party that is a party hereto, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of any Loan Party that is a party hereto, except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Loan Party that is a party hereto (other than any Liens created under any of the Loan Documents in favor of the Collateral Agent, on behalf of the Secured Parties or Permitted Liens), or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any contractual obligation of each Loan Party that is a party hereto, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and disclosed to the Administrative Agent and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

SECTION 6. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by any Agent or the Lenders shall affect the representations and warranties or the right of the Agents and the Lenders to rely upon them. If any representation or warranty made in this Amendment is false in any material respect as of the date made or deemed made, then such shall constitute an Event of Default under the Credit Agreement.

SECTION 7. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document under the Credit Agreement.

SECTION 8. Costs and Expenses. Borrower shall pay on demand all reasonable costs and expenses of the Agents (including the reasonable fees, costs and expenses of counsel to the Agents) incurred in connection with the preparation, execution and delivery of this Amendment.

SECTION 9. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 10. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 11. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Lender may have under the Credit Agreement or under any other Loan Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

SECTION 12. Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guarantee shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guarantee or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 12. Each of the Guarantors hereby further acknowledges that Borrower, the Agents and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guarantee.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AGS LLC

By:	/s/ Robert L Miodunski
Name: Robert L Miodunski
Title: CEO

AGS CAPITAL, LLC

By:	/s/ Robert L Miodunski
Name: Robert L Miodunski
Title: CEO

AGS PARTNERS, LLC

By:	/s/ Robert L Miodunski
Name: Robert L Miodunski
Title: CEO

AGS ILLINOIS LLLP

By: AGS LLC Its: General Partner

By:	/s/ Robert L Miodunski
Name: Robert L Miodunski
Title: CEO

[Signature Page to First Amendment to Credit Agreement]

UBS AG, STAMFORD BRANCH, As Administrative Agent and Collateral Agent

By:	/s/ Lana Glfas
Name: Lana Glfas
Title: Director Banking Products Services, US

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director Banking Products Services, US

[Signature Page to First Amendment to Credit Agreement]

WhiteHorse Finance Warehouse, LLC., By: WhiteHorse Finance, Inc., its designated manager as a Lender

By:	/s/ Jay Carvell
Name: Jay Carvell
Title: CEO

[Signature Page to First Amendment to Credit Agreement]

SPECIAL VALUE CONTINUATION PARTNERS, LP By: Tennenbaum Capital Partners, LLC Its: Investment Manager as a Lender

By:	/s/ Michael Leitner
Name: Michael Leitner
Title: Managing Partner

[Signature Page to First Amendment to Credit Agreement]

Medley Capital Corporation as a Lender

By:	/s/ Richard Allorto
Name: Richard Allorto
Title: CFO

[Signature Page to First Amendment to Credit Agreement]

Main Street Capital Corporation as a Lender

By:	/s/ Dwayne Hyzak
Name: Dwayne Hyzak
Title: Sr Managing Director

[Signature Page to First Amendment to the AGS LLC Credit Agreement]

CCT Funding LLC as a Lender

By:	/s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

Corporate Capital Trust, Inc., as a Lender

By:	/s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

KKR Lending Partners Funding LLC as a Lender

By:	/s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

KKR Lending Funding Partners II LLC as a Lender

By:	/s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

KKR VRS Credit Partners L.P. as a Lender

By:	/s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

Congruent Credit Opportunities Fund, LP as a Lender
By: Congruent Investment Partners, LLC

By:	/s/ Matt Killebrew
Name: Matt Killebrew
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

Congruent Credit Opportunities Fund II, LP, as a Lender
By: Congruent Investment Partners, LLC

By:	/s/ Matt Killebrew
Name: Matt Killebrew
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]